Exhibit 99.1

Loop Industries Appoints Jeff Geygan as Chairman of the Board

Separating Chairman and CEO Roles Strengthens Governance and Reinforces Focus on Commercial Execution

MONTRÉAL, QC / ACCESS Newswire / September 8, 2026 / Loop Industries, Inc. (NASDAQ: LOOP) (“Loop” or the “Company”), a clean technology innovator focused on the sustainable production of virgin-quality PET plastic and polyester fiber from waste materials, today announced the appointment of Jeff Geygan as Chairman of the Board of Directors. Founder and CEO Daniel Solomita, who previously held both the Chairman and CEO roles, will continue to serve as CEO and a Director.

KEY HIGHLIGHTS

●	Jeff Geygan appointed Chairman of the Board; Founder Daniel Solomita continues as CEO and a Director

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Mr. Solomita remains directly responsible for commercial execution, advancing Loop’s planned projects in India and Europe, strategic partnerships, customer relationships and the Company’s financing strategy

●	Mr. Geygan brings extensive capital-markets and public-company governance experience, having served as Chairman of Climb Global Solutions and Rocky Mountain Chocolate Factory

●	As Chairman of Global Value Investment Corporation, a significant Loop shareholder, Mr. Geygan brings direct economic alignment with the Company’s shareholders

The new structure enables Mr. Solomita to devote his full attention to executing Loop’s business plan as the Company advances its planned projects in India and Europe. As CEO, he will remain directly responsible for commercializing Loop’s technology, developing strategic partnerships and customer relationships, identifying new project opportunities, and leading the Company’s corporate and project financing strategy.

Mr. Geygan will lead the Board’s oversight of corporate strategy, governance, capital allocation and shareholder interests. The Board believes this clear division of responsibilities represents a natural evolution for Loop as the Company pursues its plans to move from technology development toward commercial and project execution.

"Jeff assuming the Chairmanship strengthens our corporate governance and alignment with shareholders, enabling me to concentrate fully on commercial and operational execution,” said Mr. Solomita. “As we seek to advance our planned project in India and engineering activities in Europe, we are working to move from technology development toward commercial and project execution. Jeff’s disciplined approach to public-company strategy and institutional investor perspective will be invaluable as we pursue the next stage of Loop’s development.”

Mr. Geygan said, “Daniel’s knowledge of Loop’s technology, customers, partners and commercialization opportunities is unique, and his time is best spent executing the Company’s business plan. I will focus on leading the Board and providing strong oversight of corporate strategy, governance and capital allocation. This division of responsibilities strengthens Loop’s governance and positions the Company for its next stage of growth.”

Mr. Geygan brings extensive investment-management, capital-markets and public-company governance experience to the Chairmanship. He has served as Chairman of Climb Global Solutions, Inc. (CLMB) and Rocky Mountain Chocolate Factory, Inc. (RMCF) and has worked extensively with public-company management teams on strategy, capital allocation and shareholder-value creation.

ABOUT LOOP INDUSTRIES

Loop Industries is a technology company whose mission is to accelerate the world’s shift toward sustainable PET plastic and polyester fiber and away from its dependence on fossil fuels. Loop Industries owns patented and proprietary technology that depolymerizes no- and low-value waste PET plastic and polyester fiber, including plastic bottles, packaging and textiles such as carpets and clothing, into their base building-block monomers, DMT and MEG.

The monomers are separated, purified and polymerized to create virgin-quality Loop™ and Twist™ branded PET resin suitable for use in food-grade packaging and polyester fiber, enabling customers to meet their sustainability objectives. Loop™ and Twist™ PET can be recycled infinitely without degradation in quality, helping to close the plastic loop. Loop Industries is committed to contributing to the global movement toward a circular economy by reducing plastic waste and recovering waste plastic for a sustainable future.

The Company’s common shares are listed on the Nasdaq Global Market under the symbol “LOOP.”

FOR MORE INFORMATION

Investor Relations

Kevin C. O’Dowd
Loop Industries, Inc.
+1 617-755-4602
kodowd@loopindustries.com

Please visit www.loopindustries.com.

FORWARD-LOOKING STATEMENTS

This news release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and as defined in the United States Private Securities Litigation Reform Act of 1995. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “could,” “expects,” “plans,” “intends,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” or “continue,” or the negative of such terms and other comparable terminology. These forward-looking statements include, without limitation, statements about the anticipated benefits of the Company’s leadership structure, the execution of the Company’s business plan, and the Company’s future development and growth. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance, or achievements. Actual results may differ materially from the projections discussed in these forward-looking statements. The economic environment within which we operate could materially affect our actual results. Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified. These risks and other factors include, but are not limited to, those listed under “Risk Factors.” Additional factors that could materially affect these forward-looking statements and/or projections include, among other things: (i) our ability to commercialize our technology and products, (ii) the status of our relationships with our partners, (iii) development and protection of our intellectual property and products, (iv) industry competition, (v) our need for and ability to obtain additional funding relative to our current and future financial commitments, (vi) our ability to continue as a going concern, (vii) engineering, contracting, and building our manufacturing facilities, (viii) our ability to scale, manufacture, and sell our products and to license our technology in order to generate revenues, (ix) our proposed business model and our ability to execute it, (x) our ability to obtain the necessary approvals or satisfy any closing conditions in respect of any of our proposed partnerships, (xi) our joint venture projects and our ability to recover certain expenditures in connection to them, (xii) adverse effects on the Company’s business and operations as a result of increased regulatory, media, or financial reporting scrutiny, practices, rumors, or otherwise, (xiii) public health issues, such as disease epidemics, which may lead to reduced access to capital markets, supply chain disruptions, and government-imposed business closures, (xiv) war, regional tensions, and economic or other conflicts including trade disputes and increasing protectionist measures that could impact market stability and our business; (xv) the effect of the continuing worldwide macroeconomic uncertainty and its impacts, including inflation, market volatility and fluctuations in foreign currency exchange and interest rates, (xvi) the outcome of any SEC investigations or class action litigation filed against us, (xvii) our ability to hire and/or retain qualified employees and consultants, (xviii) other events or circumstances over which we have little or no control, and (xix) other factors discussed in Loop’s Annual Report on Form 10-K for the fiscal year ended February 28, 2026 filed with the SEC and in Loop’s subsequent filings with the SEC. More detailed information about Loop and the risk factors that may affect the realization of forward-looking statements is set forth in Loop’s filings with the SEC. Investors and security holders are urged to read these documents free of charge on the SEC’s web site at http://www.sec.gov. Loop assumes no obligation to publicly update or revise its forward-looking statements as a result of new information, future events or otherwise, unless otherwise required by law.